ALPINE SUMMIT ENERGY PARTNERS ANNOUNCES FEBRUARY 2023 DIVIDEND

Nashville, Tennessee and Vancouver, British Columbia - February 1, 2023 (Newsfile Corp.) - Alpine Summit Energy Partners, Inc. ("Alpine Summit" or the "Company") (TSXV: ALPS.U) (Nasdaq: ALPS) is pleased to announce that, in accordance with its current monthly dividend policy, the Board of Directors of the Company has declared a dividend of US$0.0315 per subordinate voting share for the month of February 2023. Simultaneously with declaring the dividend on the subordinate voting shares, the directors also declared a dividend on the Company's multiple voting shares equal to US$3.15 per share and a dividend on the Company's proportionate voting shares equal to US$0.0315 per share.

The dividend is payable on February 28, 2023, to the shareholders of record at the close of business on February 14, 2023. The dividend qualifies as an "eligible dividend" as defined in the Income Tax Act (Canada).

The Board of Directors of the Company will continue to review its dividend policy on a monthly basis and in connection with such review may determine that a change to the policy is necessary as a result of a number of factors, including the recent historic volatility in natural gas. The Company will keep the market informed of any changes to the policy.

About Alpine Summit Energy Partners, Inc.

Alpine Summit is a U.S. based company that operates and develops oil and gas assets. For additional information on the Company, please visit www.alpinesummitenergy.com.

Further Information

For further information, please contact:

Alec Sheaff, Director, Business Development and Investor Relations

Phone: 615.475.8320

Email: asheaff@alpsummit.com

Darren Moulds, Chief Financial Officer

Phone: 403.390.9260

Email: dmoulds@alpsummit.com

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Forward-Looking Information and Statements

This news release contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only Alpine Summit's beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of Alpine Summit's control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates", "believes", or the negative or variations of such words and phrases or may contain statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "will continue", "will occur" or "will be achieved". The forward-looking information and forward-looking statements contained herein may include, but are not limited to, statements regarding the monthly dividend policy adopted by the directors of the Company, including potential changes to such policy, and the declaration and payment of dividends.

By identifying such information and statements in this manner, Alpine Summit is alerting the reader that such information and statements are subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance, or achievements of Alpine Summit to be materially different from those expressed or implied by such information and statements. In addition, in connection with the forward-looking information and forward-looking statements contained in this news release, Alpine Summit has made certain assumptions. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking information and statements are the following: the impact that listing on Nasdaq has on relationships, including with regulatory bodies, employees, suppliers, contractors and competitors, as well as the potential for Alpine Summit to fail to meet Nasdaq's continued listing requirements; changes in general economic, business and political conditions, including changes in the financial or commodity markets; changes in the price of natural gas; changes in applicable laws; and compliance with extensive government regulation. Should one or more of these risks, uncertainties or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although Alpine Summit believes that the assumptions and factors used in preparing, and the expectations contained in, the forward-looking information and statements are reasonable, undue reliance should not be placed on such information and statements, and no assurance or guarantee can be given that such forward-looking information and statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information and statements. The forward-looking information and forward-looking statements contained in this news release are made as of the date of this news release, and Alpine Summit does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws.